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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 11, 2007
                                 --------------


                            THE X-CHANGE CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


             Nevada               002-41703                      90-0156146
             ------               ---------                     ------------
(State or other jurisdiction   (Commission File               (I.R.S. Employer
      of incorporation)             Number)                  Identification No.)


                     710 Century Parkway, Allen, Texas 75013
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 747-0051
                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On June 11, 2007, The Board of Directors of The X-Change Corporation accepted the resignation of Ms. Karey Daniels as Chief Financial Officer. Ms. Daniels has served as VP of Finance and Controller of X-Change's wholly-owned subsidiary, AirGATE Technologies, Inc., since December 2006, and was appointed CFO in April 2007.

         A copy of the press release is filed herewith as Exhibit 99.1

ITEM 7.01.  REGULATION FD DISCLOSURE.

         A copy of the press release announcing the promotion of Karey Daniels to Chief Financial Officer is attached as Exhibit 99.1 and is hereby incorporated by reference to this Item 7.01.

         The information in the press release is being furnished pursuant to
Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in the press release shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.
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99.1     Press Release, dated June 14, 2007, announcing the resignation of Karey
         Daniels as Chief Financial Officer


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 14, 2007

                                       THE X-CHANGE CORPORATION




                                       By: /s/ Michael L. Sheriff
                                           -------------------------------------
                                           Michael L. Sheriff
                                           President and Chief Executive Officer